UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2015

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19406 (Commission File Number)	36-2675536 (IRS Employer Identification No.)

475 Half Day Road, Suite 500, Lincolnshire, Illinois (Address of Principal Executive Offices)		60069 (Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 19, 2015, Zebra Technologies Corporation (“Zebra”) issued a press release announcing that it plans to release fourth quarter and full year 2014 financial results on Tuesday, March 17, 2015 and it is filing a Form 12b-25 today with the Securities and Exchange Commission relating to its Annual Report on Form 10-K for the year ended December 31, 2014.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release issued by Zebra Technologies Corporation dated February 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

	By:	/s/ Jim Kaput
Date: February 19, 2015		Name:	Jim Kaput
		Title:	SVP and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release issued by Zebra Technologies Corporation dated February 19, 2015.

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